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                                                                 EXHIBIT 10.2.25

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

            The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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  Exhibit           Percentage Lease           Annual Base       Percentage Rent
  Number               Description                Rent               Formula
  ------               -----------                ----               -------
  10.2.25    Lease Agreement dated as of        $867,100    25.9% of room revenue up
             January 17, 1997 by and between                to $3,347,876, plus 62% of
             Sunstone Hotel Investors, L.P., as             room revenue in excess of
             lessor and Sunstone Hotel                      $3,347,876 plus 5% of
             Properties, Inc., as lessee, for the           food and beverage
             Holiday Inn located in San Diego,              revenue, plus 100% of
             California.                                    sublease and concession
                                                            revenue and other net
                                                            revenues.
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